Filed Pursuant to Rule 497(a)(1)

File No. 333-185559

Rule 482ad

KCAP Financial, Inc. Prices Public Offering of Common Stock

NEW YORK, February 5, 2013 – KCAP Financial, Inc. (Nasdaq: KCAP) (“KCAP”) today announced that it has priced a public offering of 4,750,000 shares of its common stock at a public offering price of $9.75 per share for total gross proceeds of $46,312,500. KCAP intends to use the net proceeds of this public offering for general corporate purposes, which includes investing in portfolio companies and collateralized loan obligation funds in accordance with its investment objective and strategies.

The closing of the offering is subject to customary closing conditions and the shares are expected to be delivered on or about February 8, 2013. KCAP has also granted the underwriters an option to purchase up to 682,500 additional shares of common stock.

Barclays Capital Inc. and Stifel, Nicolaus & Company, Incorporated are acting as joint book-running managers of this offering. Janney Montgomery Scott LLC and JMP Securities LLC are acting as co-lead managers and Ladenburg Thalmann & Co. Inc. and Wunderlich Securities, Inc. are acting as co-managers for this offering.

Investors are advised to carefully consider the investment objective, risks and charges and expenses of KCAP before investing. The preliminary prospectus, which is subject to completion and dated February 4, 2013, contains this and other information about KCAP and should be read carefully before investing.

This press release does not constitute an offer to sell or a solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission. The offering will be made only by means of a preliminary prospectus and related final prospectus, copies of which may be obtained from: Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 or by calling (888) 603-5847; or from Stifel, Nicolaus & Company, Incorporated, Attention: Equity Syndicate Department, One South Street, 15th Floor, Baltimore, MD 21202, by calling (443) 224-1988 or by email at SyndicateOps@stifel.com.

About KCAP Financial, Inc.

KCAP Financial, Inc. is a publicly traded, internally managed business development company. KCAP Financial, Inc.’s middle market investment business originates, structures, finances and manages a portfolio of term loans, mezzanine investments and selected equity securities in middle market companies. Its wholly owned portfolio companies, Katonah Debt Advisors, L.L.C. and Trimaran Advisors, L.L.C. manage collateralized debt obligation funds that invest in broadly syndicated corporate term loans, high-yield bonds and other credit instruments.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. We undertake no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Contact:

KCAP Financial, Inc.

Denise Rodriguez, Investor Relations

(212) 455-8300